SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  November 24, 2008

                             PERFORMING BRANDS, INC.
               (Exact Name of Registrant as Specified in Charter)


   Delaware                     000-50057                       65-1082135
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(State or Other              (Commission                    (IRS Employer
Jurisdiction of               File Number)                   Identification No.)
Incorporation)


                4951 Airport Parkway, #660, Addison, Texas  75001
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               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 818-3862
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                          Registrant's Telephone Number



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          (Former Name or Former Address, if Changed Since Last Report)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)



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Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.

As a result of the failure to file its Quarterly Report on Form 10-Q for the period ended September 30, 2008 ("Form 10-Q"), the Company received, on November 24, 2008, a notice from the OTC Bulletin Board ("OTCBB") that the Company must file its Form 10-Q by the close of business on December 18, 2008 in order to remain eligible for the Company's common stock to be quoted on the OTCBB. In the event the Company fails to meet this deadline, the Company's common stock will no longer be quoted on the OTCBB.







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


                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PERFORMING BRANDS, INC.

                                   By:    /s/ Stephen C. Ruffini
                                      ------------------------------------------
                                   Name:   Stephen C. Ruffini
                                   Title:  Chief Financial and Operating Officer

Date:  November 24, 2008






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